DELAWARE GROUP EQUITY FUNDS IV
Delaware Diversified Growth Fund
(the "Fund")

Supplement to the Fund's prospectuses dated November 28, 2003

The following replaces the information under the section Portfolio managers under the heading Who manages the Fund of the prospectuses:
Portfolio managers

Robert E. Ginsberg and Christopher S. Adams assumed primary responsibility for making day-to-day investment decisions for the Fund on May 7, 2004. When making investment decisions for the Fund, Mr. Ginsberg and Mr. Adams regularly consult with Francis X. Morris and Scott E. Decatur.

Robert E. Ginsberg, Vice President/Portfolio Manager and Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1997 from Andersen Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated magna cum laude from the Wharton School of Business at the University of Pennsylvania with a degree in economics with a concentration in finance. He also received his MBA at the Wharton School. Mr. Ginsberg is a CFA charterholder. He is a member of AIMR and the Philadelphia Society of Financial Analysts.

Christopher S. Adams, Vice President/Portfolio Manager and Senior Equity Analyst, is a member of the portfolio construction group within the Delaware Structured Products Team. He performs analysis and research to support the portfolio management function. He joined Delaware Investments in 1995 after several years' experience in the financial services industry in the U.S. and U.K. Mr. Adams holds both a bachelor's and master's degrees in history and economics from Oxford University, England and received a MBA with dual majors in finance and insurance/risk management from the Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder. Mr. Adams is a member of AIMR and a Director of the Financial Analysts of Philadelphia.

Francis X. Morris, Director of Fundamental Research/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing mutual fund portfolios at Delaware Investments since 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 22 years of investment management experience. Mr. Morris came to Delaware Investments from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is past president of the Financial Analysts of Philadelphia.

Scott E. Decatur, Vice President/Senior Equity Analyst, is a member of the quantitative research group within the Delaware Investments Structured Products Team. Prior to joining Delaware Investments in 2002, he was a quantitative research analyst at Grantham, Mayo, van Otterloo & Co., focusing on global equities. He has also held research positions with the National Science Foundation, the University of Pennsylvania and the Massachusetts Institute of Technology. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University.

This Supplement is dated May 7, 2004.